Exhibit 99.2

Supplemental Analyst Package Fourth Quarter 2006 Earnings Call March 1, 2007

Table of Contents

Financial Highlights ____ 1

Consolidated Balance Sheets ____ 2

Consolidated Statements of Operations ____ 3

Consolidated Statements of Funds from Operations ____ 4

Capital Structure ____ 5

Portfolio Overview ____ 6

Property Results of Operations ____ 8

Seasonal Trends by Property Type ____ 9

2007/2008 Leasing Status - Same Store Owned Portfolio ____ 10

2007/2008 Leasing Status - Owned Development Projects and Acquisitions ____ 11

Owned Development Update ____ 12

Third-Party Development Update ____ 13

Management Services Update ____ 14

Investor Information ____ 15







AMERICAN CAMPUS COMMUNITIES

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended December 31,				Year Ended December 31,			
	2006	2005	$ Change	% Change	2006	2005	$ Change	% Change
Operating Data								
Total revenues	$ 33,516	$ 24,720	$ 8,796	35.6%	$ 118,953	$ 82,522	$ 36,431	44.1%
Operating income	11,362	7,199	4,163		29,800	18,541	11,259	
Net income	22,611 (1)	3,858	18,753		22,597 (1)	9,662 (2)	12,935	
Net income per share - basic	0.99 (1)	0.22			1.20 (1)	0.65 (2)		
Net income per share - diluted	0.98 (1)	0.22			1.17 (1)	0.65 (2)		
FFO	12,250	8,146	4,104		30,943	19,975	10,968	
FFO per share - diluted	0.48	0.47			1.48	1.33		
FFOM	10,124	6,512	3,612		28,640	18,885	9,755	
FFOM per share - diluted	0.40	0.37			1.37	1.26		
Same store net operating income - Owned properties	9,642	9,199	443	4.8%	22,533	21,521	1,012	4.7%

Operating Statistics	December 31, 2006	December 31, 2005
Debt to total market capitalization (3)	31.8%	31.3%
Interest coverage (4)	2.41	2.07

(1) Net income for the three months ended and year ended December 31, 2006 includes a gain from disposition of real estate of approximately $18.6 million or $0.74 and $0.89 per fully diluted share for the respective periods presented.

(2) Net income for the year ended December 31, 2005 includes a gain from disposition of real estate of approximately $5.9 million or $0.39 per fully diluted share.

(3) Excludes debt related to our on-campus participating properties of $89.9 million and $91.4 million at December 31, 2006 and December 31, 2005, respectively. Also excludes net unamortized debt premiums of $6.0 million and $4.3 million at December 31, 2006 and December 31, 2005, respectively.

(4) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

AMERICAN CAMPUS

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Consolidated Balance Sheets (dollars in thousands) 2 December 31, 2006 December 31, 2005 (unaudited) Assets Investments in real estate: Owned properties, net 694,197 $ 384,758 $ Owned property-held for sale - 32,340 On-campus participating properties, net 76,688 80,370 Investments in real estate, net 770,885 497,468 Cash and cash equivalents 79,107 24,641 Restricted cash 11,260 9,502 Student contracts receivable, net 3,129 2,610 Other assets 20,000 16,641 Total assets 884,381 $ 550,862 $ Liabilities and stockholders' equity Liabilities: Secured debt 432,294 $ 291,646 $ Accounts payable and accrued expenses 13,616 7,983 Other liabilities 29,436 25,155 Total liabilities 475,346 324,784 Minority interests 39,561 2,851 Stockholders' equity: Common stock 229 172 Additional paid in capital 382,367 233,388 Accumulated earnings and distributions (13,533) (10,817) Accumulated other comprehensive income 411 484 Total stockholders' equity 369,474 223,227 Total liabilities and stockholders' equity 884,381 $ 550,862 $

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended December 31,			Year Ended December 31,		
	2006	2005	$ Change	2006	2005	$ Change
Revenues:	(unaudited)			(unaudited)		
Owned properties	$ 24,577	$ 15,473	$ 9,104	$ 89,264	$ 54,287	$ 34,977
On-campus participating properties	6,510	6,207	303	19,960	18,470	1,490
Third-party development services	1,315	1,860	(545)	5,778	5,854	(76)
Third-party management services	688	731	(43)	2,532	2,786	(254)
Resident services	426	449	(23)	1,419	1,125	294
Total revenues	**33,516**	**24,720**	**8,796**	**118,953**	**82,522**	**36,431**
Operating expenses:						
Owned properties	10,910	6,777	4,133	42,620	25,653	16,967
On-campus participating properties	2,310	2,291	19	8,970	8,325	645
Third-party development and management services	1,162	2,323	(1,161)	5,564	6,969	(1,405)
General and administrative	1,399	1,891	(492)	6,278	6,714	(436)
Depreciation and amortization	6,192	4,063	2,129	24,864	15,447	9,417
Ground/facility leases	181	176	5	857	873	(16)
Total operating expenses	**22,154**	**17,521**	**4,633**	**89,153**	**63,981**	**25,172**
Operating income	**11,362**	**7,199**	**4,163**	**29,800**	**18,541**	**11,259**
Nonoperating income and (expenses):						
Interest income	607	327	280	1,230	825	405
Interest expense	(6,090)	(4,607)	(1,483)	(25,937)	(17,368)	(8,569)
Amortization of deferred financing costs	(287)	(336)	49	(1,365)	(1,176)	(189)
Other nonoperating income	-	849	(849)	-	1,279	(1,279)
Total nonoperating expenses	**(5,770)**	**(3,767)**	**(2,003)**	**(26,072)**	**(16,440)**	**(9,632)**
Income before income taxes, minority interests, and discontinued operations	5,592	3,432	2,160	3,728	2,101	1,627
Income tax provision	(28)	(180)	152	(28)	(186)	158
Minority interests	(2,240)	(79)	(2,161)	(2,038)	(164)	(1,874)
Income from continuing operations	**3,324**	**3,173**	**151**	**1,662**	**1,751**	**(89)**
Discontinued operations:						
Income attributable to discontinued operations	639	685	(46)	2,287	2,028	259
Gain from disposition of real estate	18,648	-	18,648	18,648	5,883	12,765
Total discontinued operations	19,287	685	18,602	20,935	7,911	13,024
Net income	**$ 22,611**	**$ 3,858**	**$ 18,753**	**$ 22,597**	**$ 9,662**	**$ 12,935**
Net income per share - basic	$ 0.99	$ 0.22		$ 1.20	$ 0.65	
Net income per share - diluted	$ 0.98	$ 0.22		$ 1.17	$ 0.65	
Weighted-average common shares outstanding:						
Basic	22,923,226	17,204,375		18,907,061	14,882,944	
Diluted	25,339,239	17,371,328		20,967,946	15,047,202	

AMERICAN CAMPUS

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Consolidated Statements of Funds From Operations

(dollars in thousands, except share and per share data)

	Three Months Ended December 31,			Year Ended December 31,		
	2006	2005	$ Change	2006	2005	$ Change
Net income	$ 22,611	$ 3,858	$ 18,753	$ 22,597	$ 9,662	$ 12,935
Minority interests	2,240	79	2,161	2,038	164	1,874
Gain from disposition of real estate	(18,648)	-	(18,648)	(18,648)	(5,883)	(12,765)
Real estate related depreciation and amortization	6,047	4,209	1,838	24,956	16,032	8,924
Funds from operations ("FFO")	**12,250**	**8,146**	**4,104**	**30,943**	**19,975**	**10,968**
Elimination of operations of on-campus participating properties:						
Net income from on-campus participating properties	(1,538)	(1,321)	(217)	(232)	(424)	192
Amortization of investment in on-campus participating properties	(1,048)	(986)	(62)	(4,131)	(3,661)	(470)
	9,664	5,839	3,825	26,580	15,890	10,690
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [(1)]	181	176	5	861	842	19
Management fees	305	290	15	920	878	42
On-campus participating property development fees [(2)]	(26)	207	(233)	279	1,275	(996)
Impact of on-campus participating properties	460	673	(213)	2,060	2,995	(935)
Funds from operations - modified for operational performance of on-campus participating properties ("FFOM")	**$ 10,124**	**$ 6,512**	**$ 3,612**	**$ 28,640**	**$ 18,885**	**$ 9,755**
FFO per share - diluted	$ 0.48	$ 0.47		$ 1.48	$ 1.33	
FFOM per share - diluted	$ 0.40	$ 0.37		$ 1.37	$ 1.26	
Weighted average common shares outstanding - diluted	25,339,239	17,371,328		20,967,946	15,047,202	

(1) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.

(2) Development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property completed in August 2005.

AMERICAN CAMPUS

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Capital Structure as of December 31, 2006

(dollars in thousands)

Total Debt [1]	$	336,430
Total Equity Market Value [2]		721,368
Total Market Capitalization	**$**	**1,057,798**
Debt to Total Market Capitalization		31.8%
Interest Coverage [3]		2.41

	Principal Outstanding [1]	Weighted Average Interest Rate	Average Term to Maturity
Fixed Rate Mortgage	$ 315,044	6.53%	5.3 Years
Variable Rate Construction Loan	21,386	6.85%	1.8 Years
Total / Weighted Average	**$ 336,430**	**6.55%**	**5.0 Years**

Fixed Rate Debt Maturity Schedule



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0
$0
$53,977
$51,495
$48,771
$69,387
$17,888
$35,563
$37,963
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015
Thereafter

(1) Excluding debt related to our on-campus participating properties totaling $89.9 million with a weighted average interest rate of 7.07% and average term to maturity of 11.8 years. Also excludes net unamortized debt premiums of $6.0 million.

(2) Based on share price of $28.47 at December 31, 2006. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

AMERICAN CAMPUS

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Portfolio Overview as of December 31, 2006

Same Store Owned Portfolio

Property	Primary University Served	Units	Beds	Physical Occupancy at December 31, 2006	2005
Owned properties - 12-month leases					
1. The Village at Blacksburg	Virginia Tech University	288	1,056	99.3%	98.8%
2. River Club Apartments [1]	The University of Georgia - Athens	266	792	99.4%	97.0%
3. River Walk Townhomes [1]	The University of Georgia - Athens	100	336	99.1%	97.9%
4. The Village at Alafaya Club [1]	The University of Central Florida	228	839	99.5%	98.9%
5. The Village at Science Drive	The University of Central Florida	192	732	98.6%	99.5%
6. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	98.7%	93.2%
7. University Village at Fresno	California State University - Fresno	105	406	95.1%	97.3%
8. University Village at TU	Temple University	220	749	99.5%	98.8%
9. University Club Tallahassee	Florida State University	152	608	99.0%	99.0%
10. The Grove at University Club	Florida State University	64	128	99.2%	98.4%
11. College Club Tallahassee	Florida A&M University	96	384	88.8%	97.4%
12. The Greens at College Club	Florida A&M University	40	160	99.4%	98.8%
13. University Club Gainesville	University of Florida	94	376	98.9%	94.9%
14. Cityparc at Fry Street	University of North Texas	136	418	97.6%	98.6%
15. The Estates	University of Florida	396	1,044	98.3%	98.9%
16. University Village at Sweethome	State University of New York - Buffalo	269	828	99.5%	99.6%
Subtotal - Same Store Owned Properties - 12-month leases		**2,728**	**9,165**	**98.4%**	**98.3%**
Owned properties - less than 12-month leases					
17. The Callaway House	Texas A&M University	173	538	103.5%	103.7%
18. Villas on Apache	Arizona State University Main Campus	111	288	99.0%	100.0%
Subtotal - Same Store Owned Properties - less than 12-month leases		**284**	**826**	**101.9%**	**102.0%**
Total - Same Store Owned Properties		**3,012**	**9,991**	**98.7%**	**98.7%**

(1) Any discrepancy from previous disclosures in bed count is a result of permanent reconfiguration.

AMERICAN CAMPUS

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Portfolio Overview as of December 31, 2006

New Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at December 31, 2006	2005
New Owned Properties					
19. Entrada Real	University of Arizona	98	363	99.4%	n/a
20. Royal Oaks	Florida State University	82	224	98.7%	n/a
21. Royal Pavilion	Florida State University	60	204	98.0%	n/a
22. Royal Village Tallahassee	Florida State University	75	288	99.3%	n/a
23. Royal Village Gainesville	University of Florida	118	448	97.5%	n/a
24. Northgate Lakes	The University of Central Florida	194	710	98.0%	n/a
25. Royal Lexington	The University of Kentucky	94	364	92.0%	n/a
26. The Woods at Greenland	Middle Tennessee State University	78	276	95.7%	n/a
27. Raider's Crossing	Middle Tennessee State University	96	276	95.7%	n/a
28. Raider's Pass	Texas Tech University	264	828	69.4%	n/a
29. Aggie Station	Texas A&M University	156	450	98.0%	n/a
30. The Outpost San Marcos	Texas State University - San Marcos	162	486	99.6%	n/a
31. The Outpost San Antonio	University of Texas - San Antonio	276	828	100.0%	n/a
32. Callaway Villas	Texas A&M University	236	704	100.0%	n/a
33. University Centre (1)	Rutgers University, NJIT, Essex CCC	234	838	n/a	n/a
34. ASU - SCRC Component I (2)	Arizona State University	613	1,866	n/a	n/a
Subtotal - New Owned Properties		**2,836**	**9,153**	**94.5%** (3)	**n/a**
Total - Owned Properties (New and Same Store)		**5,848**	**19,144**	**97.1%** (3)	**98.7%**
On-Campus Participating Properties					
35. University Village - PVAMU	Prairie View A&M University	612	1,920	95.8%	99.2%
36. University College - PVAMU	Prairie View A&M University	756	1,470	89.3%	85.8%
37. University Village - TAMIU (4)	Texas A&M International University	84	250	83.6%	75.4%
38. Cullen Oaks - Phase I and II	The University of Houston	411	879	96.1%	99.4%
Subtotal - On-Campus Participating Properties		**1,863**	**4,519**	**93.1%**	**93.5%**
Total - All Properties		**7,711**	**23,663**	**96.2%** (3)	**97.1%**

(1) Currently under development and scheduled to open for occupancy in Fall 2007.

(2) Currently under development and scheduled to open for occupancy in Fall 2008.

(3) Excludes properties that are currently under development.

(4) Any discrepancy from previous disclosures in bed count is a result of permanent reconfiguration.

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Property Results of Operations (dollars in thousands) 8 2006 2005 $ Change % Change 2006 2005 $ Change % Change Property revenues Ow ned properties: Same store properties 16,464 $ 15,922 $ 542 $ 3.4% 39,049 $ 37,981 $ 1,068 $ 2.8% New properties 8,539 - 8,539 100.0% 51,634 17,431 34,203 196.2% Total ow ned properties (1) 25,003 15,922 9,081 57.0% 90,683 55,412 35,271 63.7% On-campus participating properties: Same store properties 6,510 6,207 303 4.9% 17,727 17,566 161 0.9% New properties - - - 0.0% 2,233 904 1,329 147.0% Total on-campus participating properties 6,510 6,207 303 4.9% 19,960 18,470 1,490 8.1% Total property revenues 31,513 $ 22,129 $ 9,384 $ 42.4% 110,643 $ 73,882 $ 36,761 $ 49.8% Property operating expenses Ow ned properties: Same store properties 6,822 $ 6,723 $ 99 $ 1.5% 16,516 $ 16,460 $ 56 $ 0.3% New properties 4,088 54 4,034 7470.4% 26,104 9,193 16,911 184.0% Total ow ned properties 10,910 6,777 4,133 61.0% 42,620 25,653 16,967 66.1% On-campus participating properties: Same store properties 2,310 2,291 19 0.8% 8,087 8,005 82 1.0% New properties - - - 0.0% 883 320 563 175.9% Total on-campus participating properties 2,310 2,291 19 0.8% 8,970 8,325 645 7.7% Total property operating expenses 13,220 $ 9,068 $ 4,152 $ 45.8% 51,590 $ 33,978 $ 17,612 $ 51.8% Property net operating income Ow ned properties: Same store properties 9,642 $ 9,199 $ 443 $ 4.8% 22,533 $ 21,521 $ 1,012 $ 4.7% New properties 4,451 (54) 4,505 -8342.6% 25,530 8,238 17,292 209.9% Total ow ned properties 14,093 9,145 4,948 54.1% 48,063 29,759 18,304 61.5% On-campus participating properties: Same store properties 4,200 3,916 284 7.3% 9,640 9,561 79 0.8% New properties - - - 0.0% 1,350 584 766 131.2% Total on-campus participating properties 4,200 3,916 284 7.3% 10,990 10,145 845 8.3% Total property net operating income 18,293 $ 13,061 $ 5,232 $ 40.1% 59,053 $ 39,904 $ 19,149 $ 48.0% Three Months Ended December 31, (1) Year Ended December 31, Includes revenues w hich are reflected as Resident Services Revenue on the accompanying consolidated statements of operations. March 31, 2006 June 30, 2006 September 30, 2006 December 31, 2006 Total 13,881 $ 25% 13,851 $ 25% 14,322 $ 25% 14,097 $ 25% 56,151 $ 100% (5,391) 22% (5,635) 24% (7,431) 31% (5,627) 23% (24,084) 100% 8,490 $ 27% 8,216 $ 26% 6,891 $ 21% 8,470 $ 26% 32,067 $ 100% 98.7% 98.4% 98.0% 98.6% 98.4% 2,265 $ 29% 1,700 $ 21% 1,609 $ 20% 2,421 $ 30% 7,995 $ 100% (1,010) 24% (1,105) 26% (1,007) 24% (1,071) 26% (4,193) 100% 1,255 $ 33% 595 $ 16% 602 $ 16% 1,350 $ 35% 3,802 $ 100% 101.9% 66.8% 74.8% 101.9% 86.0% 16,147 $ 25% 15,551 $ 24% 15,931 $ 25% 16,519 $ 26% 64,148 $ 100% (6,401) 22% (6,740) 24% (8,439) 30% (6,698) 24% (28,278) 100% 9,746 $ 27% 8,811 $ 25% 7,492 $ 21% 9,821 $ 27% 35,870 $ 100% 99.1% 95.3% 95.9% 98.9% 97.3% 6,045 $ 30% 3,585 $ 18% 4,083 $ 20% 6,592 $ 32% 20,305 $ 100% (2,080) 22% (2,275) 24% (2,486) 27% (2,477) 27% (9,318) 100% 3,965 $ 36% 1,310 $ 12% 1,597 $ 15% 4,115 $ 37% 10,987 $ 100% 89.5% 41.4% 66.8% 94.6% 73.1% 22,192 $ 26% 19,136 $ 23% 20,014 $ 24% 23,111 $ 27% 84,453 $ 100% (8,481) 23% (9,015) 24% (10,925) 29% (9,175) 24% (37,596) 100% 13,711 $ 29% 10,121 $ 22% 9,089 $ 19% 13,936 $ 30% 46,857 $ 100% 96.1% 78.7% 86.9% 97.6% 89.8% (1) (2) (3) (4) Properties are The Callaw ay House and Villas on Apache. (5) (6) Properties are University Village - PVAMU, University College - PVAMU, University Village - TAMIU, and Cullen Oaks - Phase I and II. Revenues Property operating expenses and estimated management costs (3) Subtotal Average occupancy (5) Property operating expenses and estimated management costs (3) Subtotal Average occupancy (5) Revenues Grand total - all properties (22 properties): Average occupancy Owned properties - less than 12-month leases (2 properties): (4) Revenues Property operating expenses and estimated management costs (3) Owned properties - 12-month leases (16 properties): (2) Revenues Property operating expenses and estimated management costs (3) Subtotal Three Months Ended For purposes of the seasonal trend analysis, the follow ing properties are excluded: 2006 acquisitions, 2006 dispositions, and properties under construction during 2006. Only those assets that w ere ow ned and operated during all four quarters are reflected. Properties are The Village at Alafaya Club, The Village at Blacksburg, University Village at Boulder Creek, River Club Apartments, River Walk Tow nhomes, The Village at Science Drive, University Village at Fresno, University Village at TU, Cityparc at Fry Street, College Club Tallahassee, The Greens at College Club, University Club Gainesville, University Club Tallahassee, The Grove at University Club, The Estates, and University Village at Sw eethome. Represents direct property expenses and estimated management costs for ow ned properties at 2.5% of revenues, w hereas on-campus participating properties operating expenses include actual management costs. At those properties w ith less than 12-month leases average occupancies include the decrease in occupancy occurring during the summer months. Subtotal Average occupancy (5) Total owned properties (18 properties): On-campus participating properties - less than 12-month leases (4 properties): (6) Revenues Property operating expenses and estimated management costs (3) Subtotal Average occupancy (5)

Seasonal Trends by Property Type(1) (dollars in thousands) 9 Current Apps + Leases (1) % of Rentable Beds Prior Year (2) Beds % Rentable Beds (3) Total Design Beds Applications + Leases University Village at Boulder Creek 329 110% 341 (12) -4% 299 309 The Callaw ay House 554 105% 442 112 25% 527 538 University Club Gainesville 372 99% 373 (1) 0% 376 376 Cityparc at Fry Street 400 98% 169 231 137% 410 418 The Village at Blacksburg 992 95% 1,034 (42) -4% 1,048 1,056 The Village at Science Drive 599 83% 399 200 50% 724 732 The Estates 803 77% 696 107 15% 1,037 1,044 University Club Tallahassee (4) 531 72% 406 125 31% 736 736 The Village at Alafaya Club 556 67% 222 334 150% 828 839 Callaw ay Villas 411 59% 486 (75) -15% 691 704 River Walk Tow nhomes 196 59% 180 16 9% 330 336 University Village at TU 400 55% 290 110 38% 731 749 University Village at Sweethome 430 53% 644 (214) -33% 813 828 River Club Apartments 403 52% 341 62 18% 774 792 College Club Tallahassee (5) 275 51% 152 123 81% 540 544 University Village Fresno 114 29% 160 (46) -29% 396 406 Villas on Apache 21 7% 0 21 100% 288 288 Applications + Leases Total 7,386 70% 6,335 1,051 17% 10,548 10,695 Leases University Village at Boulder Creek 279 93% 281 (2) -1% 299 309 The Callaw ay House 448 85% 364 84 23% 527 538 University Club Gainesville 372 99% 369 3 1% 376 376 Cityparc at Fry Street 366 89% 161 205 127% 410 418 The Village at Blacksburg 949 91% 1,012 (63) -6% 1,048 1,056 The Village at Science Drive 557 77% 369 188 51% 724 732 The Estates 774 75% 661 113 17% 1,037 1,044 University Club Tallahassee (4) 492 67% 359 133 37% 736 736 The Village at Alafaya Club 530 64% 206 324 157% 828 839 Callaw ay Villas 351 51% 379 (28) -7% 691 704 River Walk Tow nhomes 179 54% 175 4 2% 330 336 University Village at TU 300 41% 233 67 29% 731 749 University Village at Sweethome 314 39% 571 (257) -45% 813 828 River Club Apartments 396 51% 336 60 18% 774 792 College Club Tallahassee (5) 269 50% 150 119 79% 540 544 University Village Fresno 82 21% 142 (60) -42% 396 406 Villas on Apache 3 1% 0 3 100% 288 288 Leases Total 6,661 63% 5,768 893 15% 10,548 10,695 (1) As of February 23, 2007 (2) As of February 24, 2006 (Comparison of last Friday in February of each year) (3) Rentable Beds exclude beds needed for on-site staff and/or model units. (4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined. (5) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

Variance 10 2007/2008 Leasing Status Same Store Owned Portfolio NEW DEVELOPM ENTS Current A pps + Leases (1) % o f R entable Beds P rior Year (2) Beds % Rentable Beds (3) Total D esign Beds Applications + Leases University Centre 58 7% n/a n/a n/a 838 838 Applications + Leases Total 58 7% n/ a n/ a n/ a 838 838 Leases University Centre 23 3% n/a n/a n/a 838 838 Leases Total 23 3% n/a n/ a n/ a 838 838 NEW ACQUISITIONS Current A pps + Leases (1) % o f R entable Beds P rior Year (4) Variance % Rentable Beds (3) Total D esign Beds Applications + Leases Northgate Lakes 682 96% 633 49 8% 710 710 Royal Village - Gainesville 426 95% 456 (30) -7% 447 448 Raider's Crossing 160 58% 106 54 51% 276 276 Entrada Real Tucson 205 56% 175 30 17% 363 363 Royal Tallahassee (5) 391 55% 322 69 21% 715 716 The Outpost - San Antonio 413 50% 718 (305) -42% 828 828 Raider's Pass 392 48% 183 209 114% 823 828 Aggie Station 209 47% 185 24 13% 444 450 Royal Lexington 138 38% 147 (9) -6% 364 364 The Woods at Greenland 102 37% 106 (4) -4% 276 276 The Outpost - San Marcos 114 23% 126 (12) -10% 486 486 Applications + Leases Total 3,232 56% 3,157 75 2% 5,732 5,745 Leases Northgate Lakes 680 96% 633 47 7% 710 710 Royal Village - Gainesville 425 95% 456 (31) -7% 447 448 Raider's Crossing 155 56% 106 49 46% 276 276 Entrada Real Tucson 196 54% 175 21 12% 363 363 Royal Tallahassee (5) 388 54% 322 66 20% 715 716 The Outpost - San Antonio 405 49% 718 (313) -44% 828 828 Raider's Pass 312 38% 183 129 70% 823 828 Aggie Station 196 44% 185 11 6% 444 450 Royal Lexington 128 35% 147 (19) -13% 364 364 The Woods at Greenland 102 37% 106 (4) -4% 276 276 The Outpost - San Marcos 109 22% 126 (17) -13% 486 486 Leases Total 3,096 54% 3,157 (61) 2% 5,732 5,745 (1) As o f February 23, 2007 (2) Prio r year data is no t applicable as property is in its first year o f initial lease up. (3) Rentable Beds exclude beds needed for on-site staff and/or model units. (4) Based on unaudited prio r owner's data. (5) For lease administration purposes, Royal Oaks, Royal Pavilio n, and Royal Village are reported combined.

2007/2008 Leasing Status

Owned Development Projects and Acquisitions

NEW DEVELOPMENTS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance: Beds	Variance: %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
University Centre	58	7%	n/a	n/a	n/a	838	838
Applications + Leases Total	58	7%	n/a	n/a	n/a	838	838
Leases							
University Centre	23	3%	n/a	n/a	n/a	838	838
Leases Total	23	3%	n/a	n/a	n/a	838	838

NEW ACQUISITIONS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [4]	Variance: Variance	Variance: %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
Northgate Lakes	682	96%	633	49	8%	710	710
Royal Village - Gainesville	426	95%	456	(30)	-7%	447	448
Raider's Crossing	160	58%	106	54	51%	276	276
Entrada Real Tucson	205	56%	175	30	17%	363	363
Royal Tallahassee [5]	391	55%	322	69	21%	715	716
The Outpost - San Antonio	413	50%	718	(305)	-42%	828	828
Raider's Pass	392	48%	183	209	114%	823	828
Aggie Station	209	47%	185	24	13%	444	450
Royal Lexington	138	38%	147	(9)	-6%	364	364
The Woods at Greenland	102	37%	106	(4)	-4%	276	276
The Outpost - San Marcos	114	23%	126	(12)	-10%	486	486
Applications + Leases Total	3,232	56%	3,157	75	2%	5,732	5,745
Leases							
Northgate Lakes	680	96%	633	47	7%	710	710
Royal Village - Gainesville	425	95%	456	(31)	-7%	447	448
Raider's Crossing	155	56%	106	49	46%	276	276
Entrada Real Tucson	196	54%	175	21	12%	363	363
Royal Tallahassee [5]	388	54%	322	66	20%	715	716
The Outpost - San Antonio	405	49%	718	(313)	-44%	828	828
Raider's Pass	312	38%	183	129	70%	823	828
Aggie Station	196	44%	185	11	6%	444	450
Royal Lexington	128	35%	147	(19)	-13%	364	364
The Woods at Greenland	102	37%	106	(4)	-4%	276	276
The Outpost - San Marcos	109	22%	126	(17)	-13%	486	486
Leases Total	3,096	54%	3,157	(61)	2%	5,732	5,745

[1] As of February 23, 2007

[2] Prior year data is not applicable as property is in its first year of initial lease up.

[3] Rentable Beds exclude beds needed for on-site staff and/or model units.

[4] Based on unaudited prior owner's data.

[5] For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.

11

2007/2008 Leasing Status Owned Development Projects and Acquisitions Owned Development Update (dollars in thousands) 12 PROJECTS UNDER CONSTRUCTION Location Primary University Served Units Beds Estimated Project Costs % Complete (1) Scheduled to Open for Occupancy University Centre Newark, NJ Rutgers University, NJIT, Essex CCC 234 838 74,386 $ 81% Fall 2007 ASU - SCRC Component I (2) Tempe, AZ Arizona State University 613 1,866 137,500 n/a August 2008 Chestnut Ridge Amherst, NY SUNY - Buffalo 196 552 34,800 n/a August 2008 246,686 $ PROJECTS IN PRE-DEVELOPMENT Location Anticipated Commencement Approximate Targeted Beds Estimated Project Cost Targeted Completion Tempe, AZ Component II (4) Third Quarter 2007 1,738 123,300 $ August 2009 Component III TBD 1,500 110,000 TBD 233,300 $ PROJECTS UNDER EXECUTED CONTRACT (5) Location Anticipated Commencement Targeted Beds Estimated Project Cost Targeted Completion Midwest Development Midwest Third Quarter 2007 652 29,800 $ August 2008 Existing Project Expansion Northeast Third Quarter 2007 192 11,700 August 2009 41,500 $ (1) (2) (3) (4) (5) Project Component developments are contingent upon Board of Regents approval on each component and execution of all transactional documents, including a ground lease agreement with Arizona State University for each component. Project Approximate Targeted Units Arizona State University (3) These contracts are on speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, complex entitlement and municipal approval processes, and fluctuations in the construction market. 605 575 Based on costs incurred under general construction contract as of December 31, 2006. Substantial work under the general construction contract had not commenced on the ASU-SCRC Component I and Chestnut Ridge projects as of December 31, 2006. Project Targeted Units 163 Includes parking structure and retail space. Includes the new Barrett Honors College. 48

Third-Party Development Update (dollars in thousands) 13 2006 2005 $ Change 2006 2005 $ Change Development services revenue 1,315 $ 1,860 $ (545) $ 5,778 $ 5,854 $ (76) $ % of total revenue 3.9% 7.5% 4.9% 7.1% CONTRACTED PROJECTS IN PROGRESS Project Units Beds Total Fees Fees Earned to Date (1) Remaining Fees (1) Scheduled Completion West Virginia University - Potomac State (2) 107 355 660 $ 545 $ 115 $ August 2007 University of New Orleans (3) 231 742 1,550 780 770 September 2007 Arizona State University - DPS (4) Tempe, AZ Arizona State University n/a n/a 400 300 100 October 2007 University of Hawaii - Manoa (5) 240 810 3,141 1,362 1,779 July 2008 West Virginia University - Downtown (6) 89 323 286 286 - TBD 6,037 $ 3,273 $ 2,764 $ AWARDED PROJECTS Project Estimated Fees Hampton Roads Military Housing (7) 3,105 $ (1) (2) (3) (4) (5) (6) (7) Keyser, WV Potomac State College Honolulu, HI Morgantown, WV Three Months Ended December 31, Location Primary University Served West Virginia University University of Hawaii Location Year Ended December 31, Anticipated Commencement New Orleans, LA University of New Orleans Third Quarter 2007 As of December 31, 2006. The West Virginia - Potomac State projects consists of pre-development and design services w hich w ere completed in the second quarter of 2006 and construction administration services w hich are currently in progress. Contractual fees are show n net of costs anticipated to be incurred to complete the project. Norfolk, VA The Department of the Navy has selected a joint venture betw een American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as w ell as management of the existing housing is expected to commence after congressional notification and execution of the long-term partnership agreements. The West Virginia - Dow ntow n project consists of pre-development and design services. Contractual fees are show n net of costs anticipated to be incurred to complete the project. This project has been put on hold pending investigation of alternative financing. Once financing has been determined, additional fees may be earned. This project consists of development services w hich began in January 2006 and construction services. The 810-bed Frear Hall project at the University of Haw aii-Manoa received approval from the Board of Regents in October and construction commenced in November 2006. ACC commenced construction on the 742-bed residence hall on the University of New Orleans campus in August 2006 after the project w as delayed a year due to Hurricane Katrina. We are providing development and limited construction services for the relocation of DPS station in order to utilize the site for on-campus student housing. The development phase w as complete as of December 2006. The construction portion w ill run from January-October 2007. Contractual fees are show n net of travel costs anticipated in the original fee.

Management Services Update

(dollars in thousands)

	Three Months Ended December 31, 2006	2005	$ Change	Year Ended December 31, 2006	2005	$ Change
Management services revenue	$ 688	$ 731	$ (43)	$ 2,532	$ 2,786	$ (254)
% of total revenue	2.1%	3.0%		2.1%	3.4%	

NEW MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	Stabilized Annual Fees	Anticipated Commencement
Fenn Tower	Cleveland, OH	Cleveland State University	174	438	$ 100	August 2006
The Inn at Auraria	Denver, CO	Auraria Higher Education System	125	439	145	August 2006
Vista del Campo Norte	Irvine, CA	University of California Irvine	545	1,564	480	August 2006
Residence Learning Center	Laredo, TX	Texas A&M International University	224	436	40	August 2006
SAIT - New Housing	Calgary, AB	Southern Alberta Institute of Technology	446	720	125	August 2007
Hampton Roads - Existing Housing [(1)]	Norfolk, VA	Department of the Navy	722	1,313	280	Third Quarter 2007
Hampton Roads - New Housing [(1)]	Norfolk, VA	Department of the Navy	1,184	2,368	500	August 2009
					$ 1,670	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	2006 Fees	Discontinued As Of
Jacob's Landing	Tallahassee, FL	Tallahasee Community College	46	184	$ 40	February 2006

[(1)] Property management has been selected/awarded and management agreement is currently being negotiated.

AMERICAN CAMPUS

14

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian B. Nickel	Chief Financial Officer
James C. Hopke	Chief Investment Officer
Greg A. Dowell	Chief of Operations

Research Coverage

Jonathan Litt / Craig Melcher	Citigroup Equity Research	(212) 816-0231 / (212) 816-1685	jonathan.litt@citigroup.com / craig.melcher@citigroup.com
Louis Taylor / Christeen Kim	Deutsche Bank - North America	(212) 250-4912 / (212) 250-6771	louis.taylor@db.com / christeen.kim@db.com
Craig Leupold / Andrew McCulloch	Green Street Advisors	(949) 940-8780	cleupold@greenstreetadvisors.com / amcculloch@greenstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Steve Sakwa / Bill Acheson	Merrill Lynch	(212) 449-0335 / (212) 449-1920	steve_sakwa@ml.com / william_acheson@ml.com
David Rodgers	RBC Capital Markets	(216) 378-7626	dave.rodgers@rbccm.com
Thayne Needles	Robert W. Baird & Co., Inc.	(703) 821-5781	tneedles@rwbaird.com
Stephen Swett	Wachovia Securities, LLC	(212) 909-0954	stephen.swett@wachovia.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampuscommunities.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







AMERICAN CAMPUS COMMUNITIES

15

Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result” and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.